UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 2006




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13245               75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
     of incorporation)              File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas              75039
------------------------------------------------            ----------
    (Address of principal executive offices)                (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material  pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page

Item 1.01.  Entry into a Material Definitive Agreement................    3

Item 9.01.  Financial Statements and Exhibits.........................    3

            (d)   Exhibits............................................    3

Signature.............................................................    4

Exhibit Index.........................................................    5




                                        2

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                        PIONEER NATURAL RESOURCES COMPANY



Item 1.01.    Entry into a Material Definitive Agreement

     On February 22, 2006, Pioneer Natural Resources USA, Inc. ("Pioneer"), a wholly-owned subsidiary of Pioneer Natural Resources Company, entered into a Purchase and Sale Agreement (the "Agreement") through which Marubeni Offshore Production (USA) Inc. ("Marubeni"), a subsidiary of Marubeni Corporation, will acquire certain deepwater Gulf of Mexico assets (the "Assets") from Pioneer for $1.3 billion. The effective time of the purchase and sale contemplated by the Agreement is January 1, 2006, and the purchase price will be reduced by the amount of the interim period cash flow that Pioneer receives from the Assets between the effective date of the transaction and closing. The transaction is subject to the exercise of preferential rights related to certain of the Assets by the holders of those rights. The closing of the transaction is expected to occur in March or April 2006 and is subject to customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     The description of the Agreement set forth above is qualified in its entirety by reference to the Agreement, which is filed as an exhibit to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (d)  Exhibits

           2.1 Purchase and Sale Agreement by and between Pioneer as Seller and Marubeni as Purchaser (pursuant to the rules of the Securities sand Exchange Commission (the "Commission"), the schedules and similar attachments to the Agreement have not b een filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.).




                                        3

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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PIONEER NATURAL RESOURCES COMPANY



Date: February 28, 2006          By: /s/ Darin G. Holderness
                                    --------------------------------------
                                     Darin G. Holderness
                                     Vice President and Chief Accounting Officer




                                        4

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                       PIONEER NATURAL RESOURCES COMPANY

                                 EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

2.1(a) Purchase and Sale Agreement by and between Pioneer as Seller and Marubeni as Purchaser (pursuant to the rules of the Commission, the schedules and similar attachments to the Agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.).


-------------
(a) filed herewith






                                        5

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